Disposal of Changzhou Youdi and Termination of Vie Arrangements	6 Months Ended
Mar. 31, 2026
Discontinued Operations [Abstract]
DISPOSAL OF CHANGZHOU YOUDI AND TERMINATION OF VIE ARRANGEMENTS

4. DISPOSAL OF CHANGZHOU YOUDI AND TERMINATION OF VIE ARRANGEMENTS

On September 25, 2025, the Group terminated the VIE Agreements with Jiangsu EZGO and its shareholders and ceased to consolidate Jiangsu EZGO and its subsidiaries from that date. The termination of the VIE Agreements and the related discontinued operations presentation were disclosed in the Group’s audited consolidated financial statements included in its Annual Report on Form 20-F for the year ended September 30, 2025.

During the six months ended March 31, 2026, management reassessed the Group’s business plan for Changzhou Youdi and determined that the Group would no longer continue to provide financial support to Changzhou Youdi. In connection with this reassessment, management approved a plan to exit the related business through the disposal of Changzhou Youdi.

On March 27, 2026, the Group entered into an equity transfer agreement with Shenzhen Youqi No.1 New Energy Investment Partnership (Limited Partnership) (“Youqi”) to transfer 100% of the equity interests of Changzhou Youdi, a wholly-owned subsidiary of Changzhou EZGO to Youqi for nil consideration. Upon completion of the disposal, the Group ceased to control Changzhou Youdi and deconsolidated Changzhou Youdi from the Group’s unaudited interim condensed consolidated financial statements from the disposal date.

The loss on disposal was determined based on the carrying amount of the net assets and liabilities of Changzhou Youdi derecognized upon deconsolidation. The Group recognized a loss on disposal of Changzhou Youdi of $47, and a credit loss on Changzhou Youdi’s receivables from Jiangsu Youdi Technology Co., Ltd. of $340,373, which was included in loss from continuing operations for the six months ended March 31, 2026.